Note 8 - CONVERTIBLE NOTE PAYABLE	28 Months Ended
Mar. 31, 2013
Notes to Financial Statements
Note 8 - CONVERTIBLE NOTE PAYABLE

NOTE 8 – CONVERTIBLE NOTE PAYABLE

On September 15, 2010, the Company received proceeds from a note payable in the amount of $500,000 from a third party. The note bore interest at 8% and was due in full on September 15, 2012. The note was convertible to shares of the Company’s common stock at $3.28 per share. On November 12, 2011, the note holder converted the note as well as $46,353 of accrued interest to 166,572 shares of Seed 2 preferred stock. As of March 31, 2013 and December 31, 2012 and 2011, no amounts were outstanding under this note.